Exhibit 99.1

1 1 It's what we do. It's who we are. It's in our DNA. William Blair & Co. 30th Annual Growth Stock Conference June 16, 2010 Glenn C. Taylor Group President, Key Accounts

2 Forward-Looking Statements This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management ("PBM") and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance" and similar expressions to identify these forward-looking statements. Medco's actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Forward-looking statements in this presentation should be evaluated together with the risks and uncertainties that affect our business, particularly those mentioned in the Risk Factors section of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission.

3 Who is Medco Ranked #35 on the 2010 Fortune 100 List Largest PBM Measured by Drug Spend Leading Specialty Pharmacy Largest Mail-Order Pharmacies in the World Leader in Clinical Innovation 2009 Revenues of $59.8 B ~65 Million Members Accredo Health Group 2009 Revenues of $9.5 B State-of-the-Art Automated Dispensing Facilities Medco Therapeutic Resource Centers(r) Personalized Medicine

4 2003 2004 2005 2006* 2007 2008 2009 2010E GAAP EPS 0.79 0.88 1.03 1.21 1.63 2.13 2.61 3.1 Medco is Driving Value to Shareholders Through Continued GAAP EPS Growth NOTE: 2003-2007 per share amounts have been retrospectively adjusted for the 2-for-1 stock split effected in the form of a stock dividend and distributed on January 24, 2008 to shareholders of record on January 10, 2008. * Excludes first-quarter 2006 legal settlements charge; see reconciliations to GAAP financial measures included in the appendix. GAAP EPS CAGR 21.3% - 21.8% 22.5% 17%-21% MHS stock price appreciated over 400% since spin-off through year-end 2009

5 Financial Strategy New Business Mail Order Generics Specialty Pharmacy Medicare Clinical Innovations TRCs & Pharmacogenomics Medco Health Store(tm)/OTC International e-Prescribing Biosimilars Medco: A Portfolio of Drivers Shareholder Value Smarter Medicine Comparative Effectiveness

6 Drivers of Growth: Over $21 Billion in New-Named Sales in 3 Years* Annualized New-Named Sales Net-New Sales 2010** * 2008-2010; ** As of first-quarter 2010 earnings call $4.4B $4.3B Client Renewals Completed ~90% Client Retention Rate >99%

7 Drivers of Growth: Early 2011 Sales Success Annualized New-Named Sales Net-New Sales 2011* * Interim Update - As of May 26, 2010 >$500MM >$500MM Scheduled Client Renewals Completed 25% Client Retention Rate >99%

8 2009 2010 2011 2012 2013 2014 2015 Acute Chronic/Complex 13.8 9.7 14 30.1 7.4 14.5 9.5 Drivers of Growth: Generics - A Strong Pipeline of Opportunity Prevacid(r) Topamax(r) Valtrex(r) Adderall XR (r) Effexor XR(r) Flomax(r) Aricept(r) Cozaar(r) Hyzaar(r) Lipitor(r) Zyprexa(r) Levaquin(r) Plavix(r) Seroquel(r) Singulair(r) Actos(r) Lexapro(r) Diovan(r) Diovan HCT(r) Tricor(r) Lovenox(r) Lidoderm(r) Viagra(r) $13.8 $9.7 $14.0 $30.1 $7.4 $14.5 $9.5 Cymbalta(r) Aciphex(r) Nexium(r) Celebrex(r) Proair HFA(r) Abilify(r) 2009 2010 2011 2012 2013 2014 2015 5.9 13.8 13.8 13.8 13.8 13.8 13.8 5.4 9.7 9.7 9.7 9.7 9.7 4.2 14 14 14 14 15.2 30.1 30.1 30.1 2.2 7.4 7.4 7.7 14.5 4 $5.9 $19.1 $27.6 $52.7 $69.8 $82.6 $93.4 Source: U.S. Drug spend estimates are based on IMS Health data for 2008 and 2009. Compounded amounts are prorated for mid-term expirations. Brand drug expirations based on expected patent expiration dates current as of May 2010. Changes may occur due to litigation, patent challenges, etc. $99.0 Billion in Brand Drugs Off-Patent from 2009-2015 Off-Patent Compounding Effect - Prorated 2010 Generic Contribution of $0.25; ~64% in 2H'10 ($ in Billions) ($ in Billions)

9 2005 2006 2007 2008 2009 2010E Mail-Order Generic 36.4 39.9 47.4 58.2 59.6 65 Mail-Order Brand 50.9 49.1 47.4 47.6 43.5 43 Drivers of Growth: Mail-Order Generic Volumes Increasing 2005 2006 2007 2008 2009 2010E New Business 4 4.7 2.9 Mail-Order Volume 87 89 95 106 103.1 108 Mail-Order Generic Volume Mail-Order Brand Volume Mail Order Prescription Volume Mail-Order Brand vs. Mail-Order Generic Prescription Volume (In Millions) *Lower 2009 mail volume a result of weak national economy

10 2005 2006 2007 2008 2009 2010E Mail-Order Generic 36.4 39.9 47.4 58.2 59.6 65 Mail-Order Brand 50.9 49.1 47.4 47.6 43.5 43 Drivers of Growth: Mail-Order Generic Volumes Increasing Mail-Order Generic Volume Mail-Order Generic Prescription Volume

11 2006 2007 2008 2009 2010E Acute Chronic/Complex 5437 6043 7974.2 9527.5 11000 Drivers of Growth: Specialty Pharmacy - An Important Growth Engine $5.4 $9.5 $8.0 $6.0 2006 2007 2008 2009 2010E 189 210 281.2 357.1 450 $189 $281 $357 $210 $11.0+ ~$450 Accredo Net Revenues Accredo Operating Income CAGR ~24% CAGR 20%+ ($ in Billions) ($ in Millions)

12 Drivers of Growth: Medicare - Growth and Diversification Retiree Distribution by Medicare Solution (Lives %) RDS PDP Part D Federal Other 2.12 0.33 0.86 0.23 3.23 2007 RDS PDP Part D Federal Other 1.89 0.59 5.27 1.49 3.1 2009 Retiree Drug Subsidy Federal Clients Part D - PBM Inside - "ASO" Medco PDP - "At risk" Other

The Road to Making Medicine Smarter

- **1996**: Pioneers Six Sigma Mail-Order Dispensing
- **2003**: Spin-off
- **2005**: Acquires Accredo Health Group, Inc.
- **2006**: Develops TRCs: Specialist Pharmacist Model; Launches My Rx Choices®; Launches Medicare Business
- **2007**: Launches TRCs; Acquires PolyMedica; Acquires Critical Care Systems; Collaborates with Mayo Clinic and LabCorp
- **2008**: Delivers Personalized Medicine for Clients; Expands Internationally (Sweden Apoteket; Europa Apotheek Venlo)
- **2009**: Joint Venture w/ United Drug Plc; Launches Medco Research Institute™; Launches Medco Health Store™
- **2010**: Acquires DNA Direct

Accelerating Our Move to Smarter Medicine

medco®
MAKING MEDICINE SMARTER.™

© 2010 Medco Health Solutions, Inc. All rights reserved.

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14 Clinical Leadership: "Making Medicine Smarter" PBM Managing Smarter Medicine Pharmacy Delivering Smarter Medicine Research Institute(tm) Advancing Smarter Medicine Foundation(tm) Sharing Smarter Medicine Improving Quality Lowering Cost Increasing Access

15 The Case for Smarter Medicine: Getting Granular Poor Management of Chronic and Complex Diseases Can Lead to $350 Billion of Excess Total Healthcare Costs3 1. Medco Research 2. Center for Disease Control 3. Medco estimate 50% of US Population1 96% of drug costs in the US1 75% of medical expenses in the US2 For 88% of chronic and complex diseases, drugs are a first choice for medical intervention1 Chronic & Complex Diseases Represent: Non-compliance: up to 50% non-compliance rates after one year of therapy are not uncommon in many of the key disease categories Omissions in care: 33% of patients experienced an omission in therapy gap1 Instability of a Chronic or Complex Patient is Most Often Tied to Gaps-in-Care

Medco Drives Patient Adherence with Evidence-Based Protocols

Chronic Medications

Key Diabetes Metrics		Medco Diabetes TRC
***Average Blood Sugar**, lower to prevent amputation, blindness, kidney failure, nerve damage, heart attack, stroke*		
Assess average blood sugar (A1C test in past year)	M**	69.2%
Insulin users monitoring blood sugar with test strips	MP	60.7%
Adherence – diabetes medication	P	78.1%
Prevent ER visits for insulin users	M**	80.2%
***Blood Pressure**, lower to prevent heart attack, stroke and kidney failure*		
Use ACE-inhibitor/ARB (>55)	P	77.0%
Use ACE-inhibitor/ARB (% BP med users)	P	86.8%
Adherence – any BP medication	P	83.3%
***Cholesterol**, lower to prevent heart attack and stroke*		
Assess LDL-Cholesterol (obtain LDL-C test)	M**	63.8%
Use cholesterol medication	P	76.6%
Adherence – cholesterol medication	P	80.5%

15 TRCs

Over 70 Unique Metrics and Underlying Protocols

** Medical measures are limited to diabetics under 65 years of age due to data limitations typically observed in Medicare eligible populations
M = Measured using Medical Claims Data; P = using Pharmacy Claims Data; MP = using either Medical or Pharmacy Claims Data as shown on Analyst Day 2008.

© 2010 Medco Health Solutions, Inc. All rights reserved.

medco®
MAKING MEDICINE SMARTER.™

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17 The Value of Smarter Medicine 1-19 20-39 40-59 60-79 80-100 Category F Medical cost 8820 6980 6250 5920 3870 11.2 Drug cost 130 200 350 430 790 $8,950 $7,180 $6,600 $6,350 $4,660 Closing Diabetes TRC Adherence Gaps Total Healthcare Cost per Patient per Year Source: Sokol, MC, McGuigan, KA, Verbugge, RR, Epstein, RS. Impact of Medication Adherence on Hospitalization Risk and Healthcare Cost. Medical Care 2005; 43: 521-530.

18 The Power of Pharmacogenomics: Moving from "Shotgun Medicine" to Precision Medicine Condition Response to Medication US Rx Spend Estimated Waste Alzheimer's 30% $1.5 B $1.1 B Analgesics 80% $14.1 B $2.8 B Asthma 60% $8.0 B $3.2 B Rheumatoid arthritis 50% $13.6 B $6.8 B1 Schizophrenia 60% $9.5 B $3.6 B TOTAL $17.5 B Source: Spear et al, Trends in Molec Medicine. 2001;7:201-204. 1. Includes all autoimmune diseases; RA is most prevalent.

19 Precision Medicine in Practice: Medco is Using Scientific Discoveries to Create New Protocols % Plavix Users on PPI Drugs Medco study published 11/14/08 FDA early warning and Medco system alert enabled FDA label change One year after Medco study Mail Retail 11/14/08 11/28/08 12/14/08 12/28/08 1/14/09 1/28/09 2/14/09 2/28/09 3/14/09 3/28/09 4/14/09 4/28/09 5/14/09 5/28/09 6/14/09 6/28/09 7/14/09 7/28/09 8/14/09 8/28/09 9/14/09 9/28/09 10/14/09 East 0.1417 0.1357 0.1461 0.1395 0.1569 0.1657 0.1698 0.1621 0.1728 0.1602 0.1657 0.1585 0.164 0.1621 0.1569 0.1657 0.1561 0.166 0.1539 0.1635 0.1497 0.1621 0.1489 0.158 West 0.1197 0.1181 0.1263 0.1206 0.12 0.12 0.1137 0.1137 0.1109 0.1131 0.1021 0.0919 0.0878 0.0908 0.101 0.1007 0.1007 0.1002 0.0878 0.0859 0.087 0.0859 0.0848 0.0848 11/14/08 12/14/08 1/14/09 2/14/09 3/14/09 4/14/09 5/14/09 6/14/09 7/14/09 8/14/09 9/14/09 10/14/09 Medco TRCs: Risk decreased 33% Retail: Risk increased 14% Retail: Increase from 14% (11/08) to 16% (10/09) = 14% growth in users taking both Plavix and a PPI Mail: Decrease from 12% (11/08) to 8% (10/09) = 33% decline in users taking both Plavix and a PPI

20 OTC Drugs Vitamins Supplements Creating a Safety Net for Non-Rx Drugs Medco(r) Making Medicine Smarter(tm)

Medco Health Store™ Provides a Safety Net for Vitamins/OTC Drug and Rx Drug Interactions

68% of adults are regularly taking an Rx drug and also using an OTC drug or dietary supplement[1]


Vitamins
Supplements
Rx

WARNING!

- Proton Pump Inhibitors increase the risk of major cardiovascular event by more than 50 percent for patients taking Plavix®
- Omeprazole obtained OTC outside the pharmacy benefit can not be reviewed for safety

WARNING!

- Codeine - OTC Cough Syrups
- Patients who are rapid metabolizers of codeine can be poisoned by excess conversion of codeine to morphine (Genotype AD6)

WARNING!

- Warfarin *plus* aspirin increases the risk of severe bleeding
- Nearly 50% of potential drug-drug interactions involved the use of anticoagulants along with antiplatelet drugs[1]

1. Source: *Journal AMA* Jan09
2. Source: Medco data
3. www.fda.gov
4. US GAO Report to Congressional Requestors: DIETARY SUPPLEMENTS – FDA Should Take Further Actions to Improve Oversight and Consumer Understanding (Jan 2009). "Dietary supplements" includes vitamins.

© 2010 Medco Health Solutions, Inc. All rights reserved.

medco®
MAKING MEDICINE SMARTER.™

21

Medco Health Store™ Provides a Safety Net for Vitamins/OTC Drug and Rx Drug Interactions

68% of adults are regularly taking an Rx drug and also using an OTC drug or dietary supplement[1]

WARNING!

- Proton Pump Inhibitors increase the risk of major cardiovascular event by more than 50 percent for patients taking Plavix®
- Omeprazole obtained OTC outside the pharmacy benefit can not be reviewed for safety

80,000 Rx Doses[2]

WARNING!

- Codeine - OTC Cough Syrups
- Patients who are rapid metabolizers of codeine can be poisoned by excess conversion of codeine to morphine (Genotype AD6)

300,000 OTC Drug Products[3]

WARNING!

- Warfarin *plus* aspirin increases the risk of severe bleeding
- Nearly 50% of potential drug-drug interactions involved the use of anticoagulants along with antiplatelet drugs[1]

75,000 Dietary Supplements[4]

Over 30 Billion Combinations

1. Source: *Journal AMA* Jan09
2. Source: Medco data
3. www.fda.gov
4. US GAO Report to Congressional Requestors: DIETARY SUPPLEMENTS - FDA Should Take Further Actions to Improve Oversight and Consumer Understanding (Jan 2009). "Dietary supplements" includes vitamins.

© 2010 Medco Health Solutions, Inc. All rights reserved.

medco® MAKING MEDICINE SMARTER.™

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23 Medco is Exporting Smarter Medicine Germany Sweden UK August 2009 - Joint venture with United Drug focusing on specialty pharmacy services United Kingdom Drug Spend: $22.3B Population: 61M March 2008 - Collaboration with Apoteket, government- owned pharmacy, to develop CDUR system Sweden Drug Spend: $4.3B Population: 9M April 2008 - Majority stake acquisition of Europa Apotheek Venlo B.V. Germany Drug Spend: $41.3B Population: 82M Source: IMS

24 Strong Financial Results Expected to Continue 2010 Guidance(1) 2009 Actual % Growth GAAP Diluted EPS $3.05-$3.15 $2.61 17%-21% Diluted EPS, excluding the amortization of intangibles related to 2003 spin-off (2) $3.28-$3.38 $2.83 16%-19% 1 As of first-quarter 2010 earnings call 2 See earnings per share guidance reconciliation in appendix

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26 Drug Mix Trend (%) Brand Drugs Account for 85% of Client Drug Spend Brand Name Generic Total Prescriptions Dispensed (%) 2004 0.52 0.48 2005 0.48 0.52 2006 0.44 0.56 2007 0.4 0.6 2008 0.36 0.64 MAT 2008/2009 0.34 0.66 2004 0.88 0.12 2005 0.87 0.13 2006 0.86 0.14 2007 0.86 0.14 2008 0.86 0.14 MAT 2008/2009 0.85 0.15 Total Expenditures on Prescription Drugs (%) * * *MAT denotes moving annual total; MAT 08/09 represents the 12 months ending in July 2009. Source: IMS Health, National Prescription Audit Plans, National Sales Perspective, September 2009. Includes re-stated historical data effective with January 2009 update to IMS databases. Data includes specialty drugs. Drug Spend Mix Trend (%)

27 Smarter Medicine through e-Prescribing Strong industry momentum in 2009 26% of U.S. prescribers are now active e-prescribers Number of e-prescribers more than doubled from 2008 MIPPA and ARRA incentives should fuel sustained momentum Very promising signs for a long-term Medco advantage Medco has the largest share of e-prescribed mail prescriptions Medco is raising the bar, being the first to roll out real-time co-pay information in 2010 - additional smart advances to come Medco saves $2 in administrative costs for every new e-prescribed mail prescription, and earns even more from higher generics and formulary compliance Medco's 2009 e-prescribed mail prescriptions more than tripled over 2008, but still relatively small - at 1.5% of mail prescriptions in 2009

28 2006 2007 2008 2009 Acute e-Rx's 10949896 29447150 67749689 191000000 e-Prescription Industry Statistics 2006 2007 2008 2009 Active e-Prescribers 15.868 35.597 74.487 155.917 Active e-Prescribers as % of Total 0.03 0.06 0.12 0.26 Total e-Prescriptions Total Active e-Prescribers (in millions) Source: SureScripts 11 68 29 191 Total Active e-Prescribers Active e-Prescribers as % of Total Prescribers (in thousands) 16 36 74 156

29 Reconciliation Tables Earnings Per Share Reconciliation Full Year Ended December 30, 2006 GAAP diluted earnings per share $1.04 Adjustment for the 2006 legal settlements charge1 $0.17 Diluted earnings per share, excluding the legal charge $1.21 1) This represents the pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006. Medco Health Solutions, Inc. Selected Information (Unaudited)

30 Reconciliation Tables Full Year Ended December 26, 2009 Estimated Full Year Ended December 25, 2010 Estimated Full Year Ended December 25, 2010 Earnings Per Share Guidance Reconciliation Actual Low End High End GAAP diluted earnings per share $2.61 $3.05 $3.15 Adjustment for the amortization of intangible assets(1) 0.22 0.23 0.23 Diluted earnings per share, excluding intangible amortization $2.83 $3.28 $3.38 GAAP diluted earnings per share growth over prior year 17% 21% Diluted earnings per share growth over prior year, excluding intangible amortization 16% 19% 1) This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company. Medco Health Solutions, Inc. Selected Information (Unaudited)